UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2018

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is being provided by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed or furnished by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO) does not relate to, and is not filed or furnished by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 2.02	Results of Operations and Financial Condition
On May 2, 2018, Great Plains Energy issued a press release announcing its results for the first quarter ended March 31, 2018. A copy of the press release is attached as Exhibit 99.1.
The press release contains information regarding KCP&L. Accordingly, information in the press release relating to KCP&L is also being furnished on behalf of KCP&L.
The information under this Item 2.02 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information under this Item 2.02 and Exhibit 99.1 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 5.04	Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On May 2, 2018, in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, Great Plains Energy sent a notice to its directors and executive officers notifying them of a blackout period that (a) Great Plains Energy intends to impose with respect to the Great Plains Energy common stock investment alternative (the Great Plains Energy Stock Fund) for the Great Plains Energy Incorporated 401(k) Savings Plan (the Great Plains Energy Plan) and (b) Westar Energy, Inc. (Westar) intends to impose with respect to the Westar Energy Stock Fund (the Westar Stock Fund) investment alternative in the Westar Energy, Inc. Employees’ 401(k) Savings Plan (the Westar Plan), in each case in connection with the closing of the anticipated Merger referred to below, and certain trading prohibitions that the directors and executive officers will be subject to during the blackout period.

As previously announced, pursuant to an Agreement and Plan of Merger (Merger Agreement) by and among Great Plains Energy, Westar, Monarch Energy Holding, Inc. (Monarch) and King Energy, Inc., a wholly owned subsidiary of Monarch (Merger Sub), and subject to the satisfaction or waiver of certain conditions, (a) Great Plains Energy will merge with and into Monarch with Monarch continuing as the surviving corporation and (b) Merger Sub will merge with and into Westar with Westar continuing as the surviving corporation and as a wholly owned subsidiary of Monarch (collectively, the Merger).  Following the closing of the Merger, it is anticipated that (i) the Great Plains Energy Plan will be maintained for Great Plains Energy employees, but the Great Plains Energy Stock Fund investment alternative will be replaced with a Monarch common stock investment alternative, and (ii) the Westar Plan will be maintained for Westar employees, but the Westar Stock Fund investment alternative will be replaced with a Monarch common stock investment alternative.  Upon the closing of the Merger, Great Plains Energy employees who currently have investments in the Great Plains Energy Stock Fund in the Great Plains Energy Plan and Westar employees who currently have investments in the Westar Stock Fund in the Westar Plan will each hold shares of Monarch common stock received as consideration in the Merger.  As a result, after the closing of the Merger, the blackout to be imposed will also restrict the trading of Monarch common stock held pursuant to the Great Plains Energy Plan and the Westar Plan.

On May 1, 2018, Great Plains Energy received notice from the administrator of the Great Plains Energy Plan that several days prior to the closing of the Merger, the Great Plains Energy Stock Fund under the Great Plains Energy Plan will close to new investments and there will be a limited blackout period during which transactions in Great Plains Energy common stock held in the Great Plains Energy Stock Fund will not be permitted.  Similarly, Westar has advised Great Plains Energy that Westar received notice from the administrator of the Westar Plan that several days prior to closing of the Merger, the Westar Stock Fund will close to new investments and there will be a limited blackout period during which transactions in the Westar Stock Fund will not be permitted.  In each case, the blackout period is expected to commence several days prior to the closing of the Merger, and could last up to 14 days, including a period of time after the closing of the Merger.  At this time, Great Plains Energy is unable to determine the closing date of the Merger and therefore the exact dates for the blackout period cannot be determined.  A follow-up communication will be sent to the participants in the Great Plains Energy Plan as soon as the closing date is identified and the exact dates for the blackout period are known.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of Great Plains Energy common stock and Monarch common stock and other interested parties may obtain information about the blackout period, including its actual beginning and ending dates, without charge, by sending a written request to:

•	Prior to the closing of the Merger: Great Plains Energy Incorporated, 1200 Main Street, Kansas City, Missouri 64105, Attention: General Counsel or by calling 816-556-2335.

•	Following the closing of the Merger: Monarch Energy Holding, Inc., 1200 Main Street, Kansas City, Missouri 64105, Attention: General Counsel or by calling 816-556-2335.

A copy of the notice that was sent by Great Plains Energy to its directors and executive officers is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
99.1	Press release issued by Great Plains Energy Incorporated on May 2, 2018.
99.2	Regulation BTR Notice dated May 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

Date: May 2, 2018

Exhibit Index
Exhibit No.	Description

99.1	Press release issued by Great Plains Energy Incorporated on May 2, 2018.
99.2	Regulation BTR Notice dated May 2, 2018